Fair Value Measurements	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Investment, Fair Value and NAV [Line Items]
Fair Value Measurements	Fair Value Measurements
The following is a description of valuation methodologies used for fair value measurement of cash and investments:

Cash	Cash is valued at cost, which approximates fair value.

Mutual funds	Mutual funds are valued at the daily closing price reported on the NASDAQ.

Common stocks	Common stocks are valued at the closing price reported on the New York Stock Exchange.

Money market fund	The money market fund is valued at cost, which approximates fair value.
The valuation methodologies described above may generate a fair value calculation that may not be indicative of net realizable value or future fair values. While the Plan’s management believes the valuation methodologies used are appropriate, the use of different methodologies or assumptions in calculating fair value could result in different amounts.
The following tables provide information by level on the Plan's assets which are measured at fair value on a recurring basis. Assets that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified by level in the fair value hierarchy.

		December 31, 2025
		Fair Value Measurements Using
	Fair Value	Level 1	Level 2	Level 3
Cash	$1,505	$1,505	$0	$0

Mutual funds	$350,354,432	$350,354,432	$0	$0
Common stocks	206,715,811	206,715,811	0	0
Money market fund	36,958,228	36,958,228	0	0
Total investments, at fair value	$594,028,471	$594,028,471	$0	$0

		December 31, 2024
		Fair Value Measurements Using
	Fair Value	Level 1	Level 2	Level 3
Cash	$47,352	$47,352	$0	$0

Mutual funds	$321,933,464	$321,933,464	$0	$0
Common stocks	172,726,965	$172,726,965	0	0
Money market fund	41,165,084	41,165,084	0	0
Total investments, at fair value	$535,825,513	$535,825,513	$0	$0